UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 2)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

DT Cloud Acquisition Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

EXPLANATORY NOTE

This Amendment No. 2 to Schedule 14A is being filed to amend the definitive proxy statement of DT Cloud Acquisition Corporation for its Extraordinary General Meeting of shareholders which was filed with the Securities and Exchange Commission on April 3, 2025 in order to amend the per-share pro rata portion of the Trust Account on March 31, 2025.

DT CLOUD ACQUISITION CORPORATION

30 Orange Street

London, United Kingdom, WC2H 7HF

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 18, 2025

TO THE SHAREHOLDERS OF DT CLOUD ACQUISITION CORPORATION:

You are cordially invited to attend the Extraordinary General Meeting of shareholders of DT Cloud Acquisition Corporation (“DT Cloud,” “Company,” “we,” “us” or “our”) to be held at 10:00 a.m. Eastern Time on April 18, 2025 (the “Extraordinary General Meeting”). The Extraordinary General Meeting will be held physically at the offices of Han Kun Law Offices LLP at 620 Fifth Avenue, 2nd Floor, Rockefeller Center, New York, NY 10020 or virtually at https://hankunlaw.zoom.us/j/89855655818?pwd=oOHb8fevXCNQ60w4ASMXc0oeaZvRbG.1.

As an extraordinary general meeting of the Company’s shareholders, the Extraordinary General Meeting is being held for the purpose of considering and voting upon the following proposals:

1.	a proposal to amend, by special resolution, the Company’s amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”) to extend the maximum period the Company may extend the period of time to consummate a Business Combination, on a month-to-month basis and subject to the sponsor (the “Sponsor”) depositing additional funds for each one-month extension into the trust account (the “Trust Account”), from up to fifteen times (i.e., until May 23, 2026) to up to eighteen times (i.e., until August 23, 2026) (the “Extension Amendment”), by amending the Amended and Restated Memorandum and Articles of Association in the form set forth in Annex A of the accompanying proxy statement (the “Proposal 1” or “Extension Amendment Proposal”);

2.	a proposal to amend, by ordinary resolution, the Investment Management Trust Agreement, dated February 20, 2024, by and between the Company and Continental Stock Transfer& Trust Company, as trustee (“Trustee”), to reflect the Extension Amendment Proposal (“Proposal 2” or “Trust Amendment Proposal”); and

3.	a proposal to direct, by ordinary resolution, the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the foregoing proposals (“Proposal 3” or “Adjournment Proposal”).

Each of the Extension Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of the other. Each of the Extension Amendment Proposal, the Trust Amendment Proposal, and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.

Currently, our Amended and Restated Memorandum and Articles of Association provides that we have nine months from the closing of our initial public offering (the “IPO”) to consummate our initial business combination (or 12 months if we enter into a business combination agreement within nine months after the closing of the IPO), which deadline could be extended for up to twelve times by an additional one month each time which may be accomplished only if the Sponsor deposits additional funds for each one-month extension into the Trust Account established pursuant to the Investment Management Trust Agreement (the “Trust Agreement”) between the Company and Continental Stock Transfer & Trust Company (the “Transfer Agent”) (each, an “Extension”). Currently, to effectuate each Extension, the Sponsor and/or its affiliates must deposit an amount equal to $0.03 per Public Share into the Trust Account. As we entered into a definitive business combination agreement on October 22, 2024, which is within nine months after the closing of the IPO, we are entitled to the automatic three-month extension. As a result, we have 12 months from the closing of the IPO to consummate our initial business combination (i.e., until February 23, 2025 (the “Original Termination Date”)), as may be extended, on a month-to-month basis and subject to the Sponsor depositing additional funds for each one-month extension into the Trust Account, for up to twelve times as provided in the Amended and Restated Memorandum and Articles of Association (as amended, the “Combination Period”). On February 18, 2025, the Sponsor requested the Company to extend the latest time for completion of initial business combination from February 23, 2025, up to twelve (12) times, each by an additional one (1) month, subject to the Sponsor depositing additional funds into the Trust Account (the “Extension of Time Request”). The board of directors (the “Board”) of the Company subsequently approved, adopted and ratified the Extension of Time Request by unanimous approval. On March 20, 2025, the Company held an extraordinary general meeting where shareholders approved a proposal to amend the Amended and Restated Memorandum and Articles of Association to extend the maximum period the Company may extend the period of time to consummate a Business Combination, on a month-to-month basis and subject to the Sponsor depositing additional funds for each one-month extension into the Trust Account, from up to twelve times (i.e., until February 23, 2026) to up to fifteen times (i.e., until May 23, 2026).

The purpose of the Extension Amendment Proposal and the Trust Amendment Proposal is to allow DT Cloud more time to complete an initial business combination. In light of the uncertainties in the macroeconomic environment and regulatory landscape, the Board has determined that it is in the best interests of the Company to seek Extension Amendment to allow for additional time and opportunity to clear regulatory approvals and consummate the business combination. Following the Extension Amendment, the Company may complete a business combination until up to 30 months from the closing of the IPO if the Sponsor deposits additional funds into the Trust Account as provided in the Amended and Restated Memorandum and Articles of Association. Without the Extension Amendment, the Company may not be able to complete a business combination on or before February 23, 2026. If that were to occur, the Company would be precluded from completing a business combination and would be forced to liquidate. The Board has further determined that the approval of the Extension Amendment Proposal and the Trust Amendment Proposal will provide the Sponsor and its affiliates with more incentive to fund the monthly extension fee required for the Extensions that are required for the Company to complete an initial business combination as the Extension Amendment provides more certainty in advance for the Company to consummate the Business Combination. Accordingly, the Board believes that Proposal 1 and Proposal 2 are necessary in order to be able to consummate an initial business combination. Therefore, the Board has determined that it is in the best interests of our shareholders to approve Proposal 1 and Proposal 2, which will provide our shareholders with the opportunity to participate in an initial business combination.

If the Extension Amendment Proposal and the Trust Amendment Proposal are adopted by the shareholders, the Combination Period could be extended for up to eighteen times from the Original Termination Date (i.e., until August 23, 2026) by an additional one month each time which may be accomplished only if the Sponsor deposits additional funds for each one-month extension into the Trust Account.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Extraordinary General Meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Proposal 1 and Proposal 2.

Holders (the “Public Shareholders”) of DT Cloud’s Public Shares sold in the IPO may elect to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment Proposal and the Trust Amendment Proposal (the “Election”) regardless of how such Public Shareholders vote in regard to the proposals, or whether they were holders of DT Cloud’s Public Shares on the Record Date (as defined below) or acquired such shares after such date. DT Cloud believes that the redemption right provided for by way of this proxy statement protects DT Cloud’s Public Shareholders from having to maintain their investments for an unreasonably long period if DT Cloud fails to consummate an initial business combination in the Combination Period initially contemplated by its Amended and Restated Memorandum and Articles of Association (and set forth in the Trust Agreement provisions incorporated into the Amended and Restated Memorandum and Articles of Association). If the Extension Amendment Proposal and the Trust Amendment Proposal are approved by the requisite vote of shareholders (and not abandoned), the remaining Public Shareholders will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account upon consummation of a business combination.

To exercise your redemption rights, you must tender your shares to the Company’s Transfer Agent at least two (2) business days prior to the Extraordinary General Meeting. You may tender your shares by either delivering your share certificates to the Transfer Agent or by delivering your shares electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

The per-share pro rata portion of the Trust Account on March 31, 2025 was approximately $10.66. The closing price of DT Cloud’s ordinary shares on the April 2, 2025 was $10.72. DT Cloud cannot assure shareholders that they will be able to sell their shares of DT Cloud in the open market, as there may not be sufficient liquidity in its securities when shareholders wish to sell their shares.

The affirmative vote of the holders of at least two-thirds of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the Extraordinary General Meeting and which vote on the Extension Amendment Proposal will be required to approve such proposal. The affirmative vote of the holders of a simple majority of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the Extraordinary General Meeting and which vote on the Trust Amendment Proposal will be required to approve such proposal. The affirmative vote of the holders of a simple majority of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the Extraordinary General Meeting and which vote on the Adjournment Proposal will be required to approve such proposal.

The Board has fixed the close of business on March 31, 2025 as the record date (the “Record Date”) for determining DT Cloud shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of DT Cloud’s ordinary shares on that date are entitled to notice of and to vote at the Extraordinary General Meeting or any adjournments thereof.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are fair to and in the best interests of DT Cloud and its shareholders, has declared them advisable and recommends that you vote or give instruction to vote “FOR” all the foregoing proposals.

Enclosed is the proxy statement containing detailed information concerning the proposals and Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to read this material carefully and vote your shares.

We look forward to seeing you at the Extraordinary General Meeting.

Dated: April 4, 2025

By Order of the Board of Directors

/s/ Shaoke Li
Shaoke Li
Chief Executive Officer

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Extraordinary General Meeting. If you are a shareholder of record, you may also cast your vote in person at the Extraordinary General Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Extraordinary General Meeting by obtaining a proxy from your brokerage firm or bank.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to be held on April 18, 2025: This Notice of Extraordinary General Meeting and the accompanying proxy statement are available at the website of U.S. Securities and Exchange Commission at www.sec.gov.

DT CLOUD ACQUISITION CORPORATION

30 Orange Street

London, United Kingdom, WC2H 7HF

PROXY STATEMENT FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 18, 2025

The Extraordinary General Meeting (the “Extraordinary General Meeting”) of shareholders of DT Cloud Acquisition Corporation (“DT Cloud,” “Company,” “we,” “us” or “our”), a Cayman Islands exempted company, will be held at 10:00 a.m. Eastern Time on April 18, 2025. The Extraordinary General Meeting will be held physically at the offices of Han Kun Law Offices LLP at 620 Fifth Avenue, 2nd Floor, Rockefeller Center, New York, NY 10020 or virtually at https://hankunlaw.zoom.us/j/89855655818?pwd=oOHb8fevXCNQ60w4ASMXc0oeaZvRbG.1.

As an extraordinary general meeting of the Company’s shareholders, the Extraordinary General Meeting is being held for the purpose of considering and voting upon the following proposals:

1.	a proposal to amend, by special resolution, the Company’s amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”) to extend the maximum period the Company may extend the period of time to consummate a Business Combination, on a month-to-month basis and subject to the sponsor (the “Sponsor”) depositing additional funds for each one-month extension into the trust account (the “Trust Account”), from up to fifteen times (i.e., until May 23, 2026) to up to eighteen times (i.e., until August 23, 2026) (the “Extension Amendment”), by amending the Amended and Restated Memorandum and Articles of Association in the form set forth in Annex A of the accompanying proxy statement (the “Proposal 1” or “Extension Amendment Proposal”);

2.	a proposal to amend, by ordinary resolution, the Investment Management Trust Agreement, dated February 20, 2024, by and between the Company and Continental Stock Transfer& Trust Company, as trustee (“Trustee”), to reflect the Extension Amendment Proposal (“Proposal 2” or “Trust Amendment Proposal”); and

3.	a proposal to direct, by ordinary resolution, the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the foregoing proposals (“Proposal 3” or “Adjournment Proposal”).

Each of the Extension Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of the other. Each of the Extension Amendment Proposal, the Trust Amendment Proposal, and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.

Currently, our Amended and Restated Memorandum and Articles of Association provides that we have nine months from the closing of our initial public offering (the “IPO”) to consummate our initial business combination (or 12 months if we enter into a business combination agreement within nine months after the closing of the IPO), which deadline could be extended for up to twelve times by an additional one month each time which may be accomplished only if the Sponsor deposits additional funds for each one-month extension into the Trust Account established pursuant to the Investment Management Trust Agreement (the “Trust Agreement”) between the Company and Continental Stock Transfer & Trust Company (the “Transfer Agent”) (each, and “Extension”). Currently, to effectuate each Extension, the Sponsor and/or its affiliates must deposit an amount equal to $0.03 per Public Share into the Trust Account. As we entered into a definitive business combination agreement on October 22, 2024, which is within nine months after the closing of the IPO, we have been entitled to the automatic three-month extension. As a result, we have 12 months from the closing of the IPO to consummate our initial business combination (i.e., until February 23, 2025 (the “Original Termination Date”)), as may be extended, on a month-to-month basis and subject to the Sponsor depositing additional funds for each one-month extension into the Trust Account, for up to twelve times as provided in the Amended and Restated Memorandum and Articles of Association (as amended, the “Combination Period”). On February 18, 2025, the Sponsor requested the Company to extend the latest time for completion of initial business combination from February 23, 2025, up to twelve (12) times, each by an additional one (1) month, subject to the sponsor depositing additional funds into the Trust Account (the “Extension of Time Request”). The board of directors of the Company subsequently approved, adopted and ratified the Extension of Time Request by unanimous approval. On March 20, 2025, the Company held an extraordinary general meeting where shareholders approved a proposal to amend the Amended and Restated Memorandum and Articles of Association to extend the maximum period the Company may extend the period of time to consummate a Business Combination, on a month-to-month basis and subject to the Sponsor depositing additional funds for each one-month extension into the Trust Account, from up to twelve times (i.e., until February 23, 2026) to up to fifteen times (i.e., until May 23, 2026).

The purpose of the Extension Amendment Proposal and the Trust Amendment Proposal is to allow DT Cloud more time to complete an initial business combination. In light of the uncertainties in the macroeconomic environment and regulatory landscape, the Board has determined that it is in the best interests of the Company to seek Extension Amendment to allow for additional time and opportunity to clear regulatory approvals and consummate the business combination. Following the Extension Amendment, the Company may complete a business combination until up to 30 months from the closing of the IPO if the Sponsor deposits additional funds into the Trust Account as provided in the Amended and Restated Memorandum and Articles of Association. Without the Extension Amendment, the Company may not be able to complete a business combination on or before February 23, 2026. If that were to occur, the Company would be precluded from completing a business combination and would be forced to liquidate. The Board has further determined that the approval of the Extension Amendment Proposal and the Trust Amendment Proposal will provide the Sponsor and its affiliates with more incentive to fund the monthly extension fee required for the Extensions that are required for the Company to complete an initial business combination as the Extension Amendment provides more certainty in advance for the Company to consummate the Business Combination. Accordingly, the Board believes that Proposal 1 and Proposal 2 are necessary in order to be able to consummate an initial business combination. Therefore, the Board has determined that it is in the best interests of our shareholders to approve Proposal 1 and Proposal 2, which will provide our shareholders with the opportunity to participate in an initial business combination.

If the Extension Amendment Proposal and the Trust Amendment Proposal are adopted by the shareholders, the Combination Period could be extended for up to eighteen times from the Original Termination Date (i.e., until August 23, 2026) by an additional one month each time which may be accomplished only if the Sponsor deposits additional funds for each one-month extension into the Trust Account.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Extraordinary General Meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Proposal 1 and Proposal 2.

Holders (the “Public Shareholders”) of DT Cloud’s Public Shares sold in the IPO may elect to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment Proposal and the Trust Amendment Proposal (the “Election”) regardless of how such Public Shareholders vote in regard to the proposals, or whether they were holders of DT Cloud’s Public Shares on the Record Date (as defined below) or acquired such shares after such date. DT Cloud believes that the redemption right provided for by way of this proxy statement protects DT Cloud’s Public Shareholders from having to maintain their investments for an unreasonably long period if DT Cloud fails to consummate an initial business combination in the Combination Period initially contemplated by its Amended and Restated Memorandum and Articles of Association (and set forth in the Trust Agreement provisions incorporated into the Amended and Restated Memorandum and Articles of Association). If the Extension Amendment Proposal and the Trust Amendment Proposal are approved by the requisite vote of shareholders (and not abandoned), the remaining Public Shareholders will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account upon consummation of a business combination.

To exercise your redemption rights, you must tender your shares to the Company’s Transfer Agent at least two (2) business days prior to the Extraordinary General Meeting. You may tender your shares by either delivering your share certificates to the Transfer Agent or by delivering your shares electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

The affirmative vote of the holders of at least two-thirds of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the Extraordinary General Meeting and which vote on the Extension Amendment Proposal will be required to approve such proposal. The affirmative vote of the holders of a simple majority of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the Extraordinary General Meeting and which vote on the Trust Amendment Proposal will be required to approve such proposal. The affirmative vote of the holders of a simple majority of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the Extraordinary General Meeting and which vote on the Adjournment Proposal will be required to approve such proposal.

If the Extension Amendment Proposal and the Trust Amendment Proposal are adopted by the shareholders, the Combination Period could be extended for up to eighteen times from the Original Termination Date (i.e., until August 23, 2026) by an additional one month each time which may be accomplished only if the Sponsor deposits additional funds for each one-month extension into the Trust Account.

The Board has fixed the close of business on March 31, 2025 as the record date (the “Record Date”) for determining DT Cloud shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of DT Cloud’s ordinary shares on that date are entitled to notice of and to vote at the Extraordinary General Meeting or any adjournments thereof. On the Record Date, there were 6,855,002 outstanding ordinary shares of DT Cloud, including 5,130,002 outstanding Public Shares. DT Cloud’s outstanding rights do not have voting rights.

This proxy statement contains important information about the Extraordinary General Meeting and the proposals. Please read it carefully and vote your shares.

This proxy statement is dated April 4, 2025 and is first being mailed to shareholders on or about that date.

QUESTIONS AND ANSWERS ABOUT THE MEETING

These questions and answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully this entire proxy statement.

Q. Why am I receiving this proxy statement?	A.	This proxy statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the Board, for use at the Extraordinary General Meeting to be held on April 18, 2025 at 10:00 a.m., Eastern Time, or at any adjournments or postponements thereof, physically at the offices of Han Kun Law Offices LLP at 620 Fifth Avenue, 2nd Floor, Rockefeller Center, New York, NY 10020 or virtually at https://hankunlaw.zoom.us/j/89855655818?pwd=oOHb8fevXCNQ60w4ASMXc0oeaZvRbG.1. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Extraordinary General Meeting.

Q. What is being voted on?	A.	You are being asked to consider and vote on the following proposals:

●	a proposal to amend, by special resolution, the Company’s Amended and Restated Memorandum and Articles of Association to extend the maximum period the Company may extend the period of time to consummate a Business Combination, on a month-to-month basis and subject to the Sponsor depositing additional funds for each one-month extension into the Trust Account, from up to fifteen times (i.e., until May 23, 2026) to up to eighteen times (i.e., until August 23, 2026) (the “Extension Amendment”), by amending the Amended and Restated Memorandum and Articles of Association in the form set forth in Annex A of the accompanying proxy statement;

●	a proposal to amend, by ordinary resolution, the Investment Management Trust Agreement, dated February 20, 2024, by and between the Company and the Trustee, to reflect the Extension Amendment Proposal; and

●	a proposal to direct, by ordinary resolution, the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve any of the foregoing proposals.

Q. How does the Board of Directors recommend I vote?	A.	After careful consideration of all relevant factors, the Board recommends that you vote or give instruction to vote “FOR” the Extension Amendment Proposal, “FOR” the Trust Amendment Proposal, and “FOR” the Adjournment Proposal.

1

Q. Why is the Company proposing the Extension Amendment Proposal and the Trust Agreement Proposal?	A.

Currently, our Amended and Restated Memorandum and Articles of Association provides that we have nine months from the closing of our initial public offering (the “IPO”) to consummate our initial business combination (or 12 months if we enter into a business combination agreement within nine months after the closing of the IPO), which deadline could be extended for up to twelve times by an additional one month each time which may be accomplished only if the Sponsor deposits additional funds for each one-month extension into the Trust Account established pursuant to the Investment Management Trust Agreement (the “Trust Agreement”) between the Company and Continental Stock Transfer & Trust Company (the “Transfer Agent”) (each, and “Extension”). Currently, to effectuate each Extension, the Sponsor and/or its affiliates must deposit an amount equal to $0.03 per Public Share into the Trust Account. As we entered into a definitive business combination agreement on October 22, 2024, which is within nine months after the closing of the IPO, we are entitled to the automatic three-month extension. As a result, we have 12 months from the closing of the IPO to consummate our initial business combination (i.e., until February 23, 2025 (the “Original Termination Date”)), as may be extended, on a month-to-month basis and subject to the Sponsor depositing additional funds for each one-month extension into the Trust Account, for up to twelve times as provided in the Amended and Restated Memorandum and Articles of Association (as amended, the “Combination Period”). On February 18, 2025, the Sponsor requested the Company to extend the latest time for completion of initial business combination from February 23, 2025, up to twelve (12) times, each by an additional one (1) month, subject to the sponsor depositing additional funds into the Trust Account (the “Extension of Time Request”). The board of directors of the Company subsequently approved, adopted and ratified the Extension of Time Request by unanimous approval. On March 20, 2025, the Company held an extraordinary general meeting where shareholders approved a proposal to amend the Amended and Restated Memorandum and Articles of Association to extend the maximum period the Company may extend the period of time to consummate a Business Combination, on a month-to-month basis and subject to the Sponsor depositing additional funds for each one-month extension into the Trust Account, from up to twelve times (i.e., until February 23, 2026) to up to fifteen times (i.e., until May 23, 2026).

The purpose of the Extension Amendment Proposal and the Trust Amendment Proposal is to allow DT Cloud more time to complete an initial business combination. In light of the uncertainties in the macroeconomic environment and regulatory landscape, the Board has determined that it is in the best interests of the Company to seek Extension Amendment to allow for additional time and opportunity to clear regulatory approvals and consummate the business combination. Following the Extension Amendment, the Company may complete a business combination until up to 30 months from the closing of the IPO if the Sponsor deposits additional funds into the Trust Account as provided in the Amended and Restated Memorandum and Articles of Association. Without the Extension Amendment, the Company may not be able to complete a business combination on or before February 23, 2026. If that were to occur, the Company would be precluded from completing a business combination and would be forced to liquidate. The Board has further determined that the approval of the Extension Amendment Proposal and the Trust Amendment Proposal will provide the Sponsor and its affiliates with more incentive to fund the monthly extension fee required for the Extensions that are required for the Company to complete an initial business combination as the Extension Amendment provides more certainty in advance for the Company to consummate the Business Combination. Accordingly, the Board believes that Proposal 1 and Proposal 2 are necessary in order to be able to consummate an initial business combination. Therefore, the Board has determined that it is in the best interests of our shareholders to approve Proposal 1 and Proposal 2, which will provide our shareholders with the opportunity to participate in an initial business combination.

If the Extension Amendment Proposal and the Trust Amendment Proposal are adopted by the shareholders, the Original Termination Date could be extended for up to eighteen times (i.e., until August 23, 2026) by an additional one month each time which may be accomplished only if the Sponsor deposits additional funds for each one-month extension into the Trust Account.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Extraordinary General Meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Proposal 1 and Proposal 2.

Each of the Extension Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other.

Q. Why should I vote for the Extension Amendment Proposal and the Trust Agreement Proposal?	A.	The Board believes that Proposal 1 and Proposal 2 are necessary in order to be able to consummate an initial business combination. Therefore, the Board has determined that it is in the best interests of our shareholders to approve Proposal 1 and Proposal 2, which will provide our shareholders with the opportunity to participate in an initial business combination. See “Q. Why is the Company proposing the Extension Amendment Proposal and the Trust Agreement Proposal?” for details.

2

Q. How do the DT Cloud insiders intend to vote their shares?	A.	All of DT Cloud’s directors, executive officers, the Sponsor and their respective affiliates are expected to vote any ordinary shares over which they have voting control (including any Public Shares owned by them) in favor of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal.

DT Cloud’s directors, executive officers, the Sponsor, and their respective affiliates have waived their redemption rights with respect to the Extension Amendment Proposal and the Trust Amendment Proposal and accordingly are not entitled to redeem the insider shares which include 1,725,000 ordinary shares initially issued to the Sponsor for an aggregate purchase price of $25,000 or the ordinary shares underlying the units issued to the Sponsor in a private placement simultaneously with the closing of the IPO (the “Private Placement Units”). On March 31, 2025 (the “Record Date”), DT Cloud’s directors, executive officers, the Sponsor and their respective affiliates beneficially owned and were entitled to vote 1,725,000 insider shares and 234,500 private shares underlying the Private Placement Units, representing approximately 21.9% of DT Cloud’s issued and outstanding ordinary shares

DT Cloud’s directors, executive officers, the Sponsor and their respective affiliates may choose to buy Public Shares in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment Proposal and the Trust Amendment Proposal. Any Public Shares held by or subsequently purchased by affiliates of DT Cloud may be voted in favor of the Extension Amendment Proposal and the Trust Amendment Proposal.

Q. What amount will holders receive upon consummation of a subsequent business combination or liquidation if the Extension Amendment Proposal and the Trust Agreement Proposal are approved?	A.	If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the Sponsor, or its designees, may contribute to us as a loan the Monthly Extension Fee of $0.03 for each then outstanding Public Share into the Trust Account for up to eighteen months from the Original Termination Date. The Monthly Extension Fees must be deposited into the Trust Account by February 23, 2025, and the 23rd of each succeeding month until August 23, 2026.

Assuming the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the Sponsor or its designees will have the sole discretion to decide whether to continue extending for additional calendar months until August 23, 2026 and if the Sponsor determines not to continue extending for additional calendar months, its obligation to make additional Contributions will terminate.

3

Q. What vote is required to adopt the Extension Amendment Proposal and the Trust Amendment Proposal?	A.

A quorum of shareholders is necessary to hold a valid meeting. A quorum for the Extraordinary General Meeting shall be a majority of the Company’s ordinary shares entitled to vote at the Extraordinary General Meeting being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorised representative or proxy.

The affirmative vote of the holders of at least two-thirds of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the Extraordinary General Meeting and which vote on the Extension Amendment Proposal will be required to approve such proposal. The affirmative vote of the holders of a simple majority of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the Extraordinary General Meeting and which vote on the Trust Amendment Proposal will be required to approve such proposal. The affirmative vote of the holders of a simple majority of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the Extraordinary General Meeting and which vote on the Adjournment Proposal will be required to approve such proposal.

Q. Why is the Company proposing the Adjournment Proposal?	A.	To allow the Company more time to solicit additional proxies in favor of the Extension Amendment Proposal and the Trust Amendment Proposal, in the event the Company does not receive the requisite shareholder vote to approve the aforesaid Proposals.

Q. Why should I vote “FOR” the Adjournment Proposal?	A.	If the Adjournment Proposal is not approved by the Company’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates to approve the Extension Amendment Proposal and the Trust Amendment Proposal or to allow Public Shareholders time to reverse their redemption requests.

Q. What if I do not want to vote “FOR” the Extension Amendment Proposal, the Trust Amendment Proposal, or the Adjournment Proposal?	A.	If you do not want the Extension Amendment Proposal, the Trust Amendment Proposal, or the Adjournment Proposal to be approved, you may “ABSTAIN,” not vote, or vote “AGAINST” such proposal.

If you attend the Extraordinary General Meeting in person or by proxy, you may vote “AGAINST” any of the Proposals, and your ordinary shares will be counted for the purposes of determining whether the Proposals are approved.

However, if you fail to attend the Extraordinary General Meeting in person or by proxy, or if you do attend the Extraordinary General Meeting in person or by proxy but you “ABSTAIN” or otherwise fail to vote at the Extraordinary General Meeting, your ordinary shares will not be counted for the purposes of determining whether the Proposal is approved, and your ordinary shares which are not voted at the Extraordinary General Meeting will have no effect on the outcome of such vote.

Q. Who bears the cost of soliciting proxies?	A.	The Company will bear the cost of soliciting proxies and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through their respective directors and officers, may solicit proxies in person, by telephone or by electronic means. Such directors and officers will not receive any remuneration for these efforts. We have retained Advantage Proxy, Inc. (“Advantage Proxy”) to assist us in soliciting proxies. If you have questions about how to vote or direct a vote in respect of your shares, you may contact Advantage Proxy at (877) 870-8565 (toll free) or by email at ksmith@advantageproxy.com. The Company has agreed to pay Advantage Proxy a fee and expenses, for its services in connection with the Extraordinary General Meeting.

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Q. How do I change my vote?	A.	If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to DT Cloud’s Secretary prior to the date of the Extraordinary General Meeting or by voting online at the Extraordinary General Meeting. Attendance at the Extraordinary General Meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to 30 Orange Street, London, United Kingdom, WC2H 7HF – Secretary.

Q. If my shares are held in “street name,” will my broker automatically vote them for me?	A.	No. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. We believe that Proposals 1, 2 and 3 are “non-discretionary” items.

Your broker can vote your shares with respect to “non-discretionary items” only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes and will have no effect on the proposals.

Q. What is a quorum requirement?	A.

A quorum of shareholders is necessary to hold a valid Meeting. A quorum for the Extraordinary General Meeting shall be a majority of the Company’s ordinary shares entitled to vote at the Extraordinary General Meeting being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorised representative or proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee), vote online, or if you attend the Extraordinary General Meeting. Abstentions will be counted towards the quorum requirement. If there is no quorum, the chairman of the Extraordinary General Meeting may adjourn the Extraordinary General Meeting to another date.

Q. How are votes counted?

The affirmative vote of the holders of at least two-thirds of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the Extraordinary General Meeting and which vote on the Extension Amendment Proposal will be required to approve such proposal.

The affirmative vote of the holders of a simple majority of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the Extraordinary General Meeting and which vote on the Trust Amendment Proposal will be required to approve such proposal.

The affirmative vote of the holders of a simple majority of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the Extraordinary General Meeting and which vote on the Adjournment Proposal will be required to approve such proposal. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes for, or otherwise in connection with, the approval of the other proposals at the special meeting.

For purposes of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal, abstentions (but not broker non-votes), while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting and will have no effect on the outcome of any vote on such proposals.

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Q. Who can vote at the Extraordinary General Meeting?	A.	Only holders of record of DT Cloud’s ordinary shares at the close of business on the Record Date, i.e., March 31, 2025, are entitled to have their vote counted at the Extraordinary General Meeting and any adjournments or postponements thereof. On the Record Date, 6,855,002 ordinary shares were issued and outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with DT Cloud’s Transfer Agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote in person or online at the Extraordinary General Meeting or vote by proxy. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting in person. However, since you are not the shareholder of record, you may not vote your shares online or in person at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. Does the Board recommend voting for the approval of the Extension Amendment Proposal, the Trust Amendment Proposal, and the Adjournment Proposal?	A.	Yes. After careful consideration of the terms and conditions of these proposals, the Board has determined that the Proposals 1, 2 and 3 are fair to and in the best interests of DT Cloud and its shareholders. The Board recommends that DT Cloud’s shareholders vote “FOR” for all such Proposals.

Q. What interests do the Company’s sponsor, directors and officers have in the approval of the proposals?	A.	DT Cloud’s directors, officers, the Sponsor and their respective affiliates have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include direct or indirect ownership of certain securities of the Company. See the section entitled “The Extension Amendment Proposal— Interests of DT Cloud’s Sponsor, Directors and Officers.”

Q. If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved, what happens next?	A.	If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved, the Combination Period will still extend up to February 23, 2026, on a month-to-month basis and subject to the Sponsor depositing additional funds for each one-month extension into the Trust Account.

Q. If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, what happens next?	A.	If the Extension Amendment Proposal and the Trust Amendment Proposal are adopted by the shareholders, the Combination Period could be extended for up to eighteen times from the Original Termination Date (i.e., until August 23, 2026) by an additional one month each time which may be accomplished only if the Sponsor deposits additional funds for each one-month extension into the Trust Account.

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Q. What do I need to do now?	A.	DT Cloud urges you to read carefully and consider the information contained in this proxy statement and to consider how the proposals will affect you as a DT Cloud shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q. How do I vote?	A.	If you are a holder of record of DT Cloud Public Shares, you may vote online at the Extraordinary General Meeting, by submitting a proxy for the Extraordinary General Meeting or voting in person at the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Extraordinary General Meeting and vote in person or online if you have already voted by proxy.

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Extraordinary General Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Extraordinary General Meeting so that your shares will be voted if you are unable to attend.

Voting by Internet. Shareholders who have received a copy of the proxy card by mail may be able to vote over the Internet by visiting the web address on the proxy card and entering the voter control number included on your proxy card.

Voting by Email. If available, you may vote by email by following the instructions provided on the proxy card.

If your shares of DT Cloud are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares online or in person at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. How do I exercise my redemption rights?	A.

Each Public Shareholder may seek to redeem such shareholder’s Public Shares for its pro rata portion of the funds available in the Trust Account, less any income taxes owed on such funds but not yet paid. You will also be able to redeem your Public Shares in connection with any shareholder vote to approve a proposed business combination, or if the Company has not consummated an initial business combination within the Combination Period.

To demand redemption of your Public Shares, you must ensure your bank or broker complies with the requirements identified elsewhere herein.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s Transfer Agent, at 1 State Street 30th Floor, New York, NY 10004-1561, at least two business days prior to the Extraordinary General Meeting or to deliver your shares to the Transfer Agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which Election would likely be determined based on the manner in which you hold your shares.

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Certificates that have not been tendered in accordance with these procedures at least two (2) business days prior to the Extraordinary General Meeting will not be redeemed for cash. In the event that a Public Shareholder tenders its shares and decides prior to the Extraordinary General Meeting that it does not want to redeem its shares, the Public Shareholder may withdraw the tender. If you delivered your shares for redemption to our Transfer Agent and decide prior to the Extraordinary General Meeting not to redeem your shares, you may request that our Transfer Agent return the shares (physically or electronically). You may make such request by contacting our Transfer Agent at the address listed above.

Q. What should I do if I receive more than one set of voting materials?	A.	You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your DT Cloud shares.

Q. Who can help answer my questions?	A.

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

DT Cloud Acquisition Corporation

30 Orange Street

London, United Kingdom, WC2H 7HF

+44-7918725316

Or

Advantage Proxy, Inc.

P.O. Box 10904

Yakima, WA 98909

Toll Free Telephone: (877) 870-8565

Main Telephone: (206) 870-8565

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

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FORWARD-LOOKING STATEMENTS

We believe that some of the information in this proxy statement constitutes forward-looking statements. You can identify these statements by forward-looking words such as “may,” “expect,” “anticipate,” “contemplate,” “believe,” “estimate,” “intends,” and “continue” or similar words. You should read statements that contain these words carefully because they:

●	discuss future expectations;

●	contain projections of future results of operations or financial condition; or

●	state other “forward-looking” information.

We believe it is important to communicate our expectations to our shareholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the Trust Account, unanticipated delays in the distribution of the funds from the Trust Account and DT Cloud’s ability to finance and consummate any proposed business combination. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

All forward-looking statements included herein attributable to DT Cloud or any person acting on DT Cloud’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, DT Cloud undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

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BACKGROUND

We are a blank check company incorporated in the Cayman Islands on July 7, 2022 as an exempted company with limited liability. We were formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities, which we refer to as a “target business.”

In August 2022, an aggregate of 1,725,000 insider shares were issued to our initial shareholders, for an aggregate purchase price of $25,000, or approximately $0.01 per share.

On February 23, 2024, we consummated the initial public offering of 6,900,000 units, which includes the exercise in full by the underwriters of their over-allotment option to purchase up to an additional 900,000 units on February 21, 2024. Each unit consists of one ordinary share and one right. Each seven rights entitle the holder thereof to receive one ordinary share at the closing of a business combination. The units were sold at an offering price of $10.00 per unit, generating gross proceeds of $69,000,000. Simultaneously with the closing of our initial public offering on February 23, 2024, we consummated the private placement with DT Cloud Capital Corp., our sponsor, of 234,500 units at a price of $10.00 per private unit, generating total gross proceeds of $2,345,000. As of February 23, 2024, a total of $69,345,000 of the net proceeds from our initial public offering and the private placement were deposited in a trust account established for the benefit of our public stockholders at Morgan Stanley, with Continental Stock Transfer & Trust Company, acting as trustee.

Our units started to be listed on The Nasdaq Global Market (the “Nasdaq”) and began trading under the ticker symbol “DYCQU” on February 21, 2024. On April 10, 2024, we announced that the holders of the units may elect to separately trade the underlying component securities of the units commencing on April 12, 2024. Those units not separated continue to trade on Nasdaq under the symbol “DYCQU,” and each of the ordinary shares and rights that are separated trade on Nasdaq under the symbols “DYCQ” and “DYCQR,” respectively.

On October 22, 2024, DT Cloud entered into a definitive business combination agreement with Maius Pharmaceutical Co., Ltd. (“Maius”), Maius Pharmaceutical Group Co., Ltd., a Cayman Islands exempted company (“Pubco”), Chelsea Merger Sub 1 Limited, a Cayman Islands exempted company and a wholly-owned subsidiary of Pubco (“Merger Sub 1”), Chelsea Merger Sub 2 Limited, a Cayman Islands exempted company and a wholly-owned subsidiary of Pubco (“Merger Sub 2”), and XXW Investment Limited, a BVI business company, as the Company Shareholders’ Representative (the “Target Shareholders’ Representative”) (such agreement, the “Business Combination Agreement”). The business combination involves multiple steps and will result in the cancellation and conversion of various shares into Pubco’s Ordinary Shares. After the closing of the transactions contemplated by the Business Combination Agreement, DT Cloud will become a wholly owned subsidiary of Pubco. The closing of the business combination is subject to various conditions, such as shareholder approvals and regulatory clearances (including the necessary approval from the China Securities Regulatory Commission). Additionally, related agreements such as the Key Company Shareholder Lock-Up agreement, Key Company Shareholder Support agreement, and Sponsor Support and Lock-up Agreement (as defined in the Business Combination Agreement) have been executed.

On February 18, 2025, the Sponsor requested the Company to extend the latest time for completion of initial business combination from February 23, 2025, up to twelve (12) times, each by an additional one (1) month, subject to the sponsor depositing additional funds into the trust account as descried in the final prospectus of the Company dated February 20, 2024 (the “Extension of Time Request”). The board of directors of the Company subsequently approved, adopted and ratified the Extension of Time Request by unanimous approval.

On March 20, 2025, the Company held an extraordinary general meeting where shareholders approved a proposal to amend the Amended and Restated Memorandum and Articles of Association to extend the maximum period the Company may extend the period of time to consummate a Business Combination, on a month-to-month basis and subject to the Sponsor depositing additional funds for each one-month extension into the Trust Account, from up to twelve times (i.e., until February 23, 2026) to up to fifteen times (i.e., until May 23, 2026).

The mailing address of DT Cloud’s principal executive office is 30 Orange Street, London, United Kingdom, WC2H 7HF, and its telephone number is +44-7918725316.

You are not being asked to vote on a business combination at this time. If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and you do not elect to redeem your Public Shares, you will retain the right to vote on any proposed business combination if and when it is submitted to shareholders and the right to redeem your Public Shares for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not consummated a business combination within the Combination Period.

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RISK FACTORS

You should consider carefully the following risk factor and all of the risks described in our annual report for the fiscal year ended December 31, 2024 as filed with the SEC on March 27, 2025 and final prospectus for the IPO as filed with the SEC on February 20, 2024, and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the events described in our annual report, final prospectus or other reports filed with the SEC occur, our business, results of operations and financial condition may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in our annual report, final prospectus and other reports are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, results of operations and financial condition or result in our liquidation.

We may not be able to complete an initial business combination with a U.S. target company since such initial business combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity, such as the Committee on Foreign Investment in the United States (“CFIUS”), or ultimately prohibited.

Infinity-Star Holdings Limited, a British Virgin Islands company, and Mr. Ip Ping Ki, hold 20% and 80%, respectively, of the outstanding shares of DT Cloud Capital Corp, our sponsor. Mr. Ip Ping Ki is a Macau passport holder, and he is an 80% shareholder of our sponsor. Our sponsor currently owns approximately 21.9% of our issued and outstanding ordinary shares following the closing of our initial public offering. Certain companies requiring federally issued licenses in the United States, such as broadcasters and airlines, may be subject to rules or regulations that limit foreign ownership. In addition, CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States. Therefore, because we may be considered a “foreign person” under such rules and regulations, we could be subject to foreign ownership restrictions and/or CFIUS review if our proposed business combination is with a U.S. target company engaged in a regulated industry or which may affect national security. The jurisdictional scope of CFIUS was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subject certain categories of investments to mandatory filings. Therefore, if our potential initial business combination with a U.S. target company falls within the scope of foreign ownership restrictions, we may be unable to consummate a business combination with such target company. In addition, if our potential business combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company were we to proceed without first obtaining CFIUS clearance. The foreign ownership limitations, and the potential impact of a CFIUS review, may limit the attractiveness of a transaction with us or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies that do not have similar foreign ownership issues.

Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete our initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public shareholders may only receive $10.05 per share initially or 100.5% of the gross proceeds from the offering, and our rights will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

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PROPOSAL 1 — THE EXTENSION AMENDMENT PROPOSAL

DT Cloud is proposing to approve the Extension Amendment Proposal to allow for additional time and opportunity to clear regulatory approvals and consummate the business combination, as well as to provide the Sponsor and its affiliates with more incentive to fund the monthly extension fee required for the Extensions that are required for the Company to complete an initial business combination as the Extension Amendment provides more certainty in advance for the Company to consummate the Business Combination. Accordingly, the Board believes that the approval of this Proposal 1 is necessary for the Company to be able to consummate an initial business combination.

Currently, our Amended and Restated Memorandum and Articles of Association provides that we have nine months from the closing of our initial public offering (the “IPO”) to consummate our initial business combination (or 12 months if we enter into a business combination agreement within nine months after the closing of the IPO), which deadline could be extended for up to twelve times by an additional one month each time which may be accomplished only if the Sponsor deposits additional funds for each one-month extension into the Trust Account established pursuant to the Investment Management Trust Agreement (the “Trust Agreement”) between the Company and Continental Stock Transfer & Trust Company (the “Transfer Agent”) (each, and “Extension”). Currently, to effectuate each Extension, the Sponsor and/or its affiliates must deposit an amount equal to $0.03 per Public Share into the Trust Account. As we entered into a definitive business combination agreement on October 22, 2024, which is within nine months after the closing of the IPO, we have been entitled to the automatic three-month extension. As a result, we have 12 months from the closing of the IPO to consummate our initial business combination (i.e., until February 23, 2025 (the “Original Termination Date”)), as may be extended, on a month-to-month basis and subject to the Sponsor depositing additional funds for each one-month extension into the Trust Account, for up to twelve times as provided in the Amended and Restated Memorandum and Articles of Association (as amended, the “Combination Period”). On February 18, 2025, the Sponsor requested the Company to extend the latest time for completion of initial business combination from February 23, 2025, up to twelve (12) times, each by an additional one (1) month, subject to the sponsor depositing additional funds into the Trust Account (the “Extension of Time Request”). The board of directors of the Company subsequently approved, adopted and ratified the Extension of Time Request by unanimous approval. On March 20, 2025, the Company held an extraordinary general meeting where shareholders approved a proposal to amend the Amended and Restated Memorandum and Articles of Association to extend the maximum period the Company may extend the period of time to consummate a Business Combination, on a month-to-month basis and subject to the Sponsor depositing additional funds for each one-month extension into the Trust Account, from up to twelve times (i.e., until February 23, 2026) to up to fifteen times (i.e., until May 23, 2026).

The purpose of the Extension Amendment Proposal is to allow DT Cloud more time to complete an initial business combination.

In light of the uncertainties in the macroeconomic environment and regulatory landscape, the Board has determined that it is in the best interests of the Company to seek Extension Amendment to allow for additional time and opportunity to clear regulatory approvals and consummate the business combination. Following the Extension Amendment, the Company may complete a business combination until up to 30 months from the closing of the IPO if the Sponsor deposits additional funds into the Trust Account as provided in the Amended and Restated Memorandum and Articles of Association. Without the Extension Amendment, the Company may not be able to complete a business combination on or before February 23, 2026. If that were to occur, the Company would be precluded from completing a business combination and would be forced to liquidate.

The Board has further determined that the approval of the Extension Amendment Proposal and the Trust Amendment Proposal will provide the Sponsor and its affiliates with more incentive to fund the monthly extension fee required for the Extensions that are required for the Company to complete an initial business combination as the Extension Amendment provides more certainty in advance for the Company to consummate the Business Combination. Therefore, the Board has determined that it is in the best interests of our shareholders to approve Proposal 1, which will provide our shareholders with the opportunity to participate in an initial business combination.

Through this Extension Amendment Proposal, DT Cloud is proposing that its shareholders approve to extend the maximum period the Company may extend the period of time to consummate a Business Combination, on a month-to-month basis and subject to the Sponsor depositing additional funds for each one-month extension into the Trust Account, from up to fifteen times (i.e., until May 23, 2026) to up to eighteen times (i.e., until August 23, 2026), by amending the Amended and Restated Memorandum and Articles of Association in the form set forth below and in Annex A of the proxy statement.

If Proposal 1 is approved, the Combination Period could be extended for up to eighteen times from the Original Termination Date (i.e., until August 23, 2026) by an additional one month each time which may be accomplished only if the Sponsor deposits additional funds for each one-month extension into the Trust Account.

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The Board’s Reasons for the Extension Amendment Proposal

Under the Extension Amendment Proposal, the Company is seeking the approval of its shareholders to extend the maximum period the Company may extend the period of time to consummate a Business Combination, on a month-to-month basis and subject to the Sponsor depositing additional funds for each one-month extension into the trust account (the “Trust Account”), from up to fifteen times (i.e., until May 23, 2026) to up to eighteen times (i.e., until August 23, 2026). The Board believes that the approval of Proposal 1 will allow for additional time and opportunity for the Company to clear regulatory approvals and consummate the business combination, as well as to provide the Sponsor and its affiliates with more incentive to fund the monthly extension fee required for the Extensions that are required for the Company to complete an initial business combination as the Extension Amendment provides more certainty in advance for the Company to consummate the Business Combination. Accordingly, the Board believes that the approval of Proposal 1 is necessary for the Company to be able to consummate an initial business combination. Therefore, the Board has determined that it is in the best interests of our shareholders to approve Proposal 1 to allow the Company to complete an initial business combination by or before August 23, 2026, subject to the Sponsor depositing additional funds into the Trust Account, which will provide our shareholders with the opportunity to participate in an initial business combination.

As discussed above, after careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal is fair to, and in the best interests of, DT Cloud and its shareholders. The Board has approved and declared advisable adoption of the Extension Amendment Proposal and recommends that you vote “FOR” such adoption.

If the Extension Amendment Proposal is Not Approved

The Company is seeking the approval of its shareholders in order to implement the Extension Amendment Proposal. Approval of the Extension Amendment Proposal is required for the implementation of the Board’s plan to increase the likelihood that the Company will be able to extend the date by which it must complete an initial business combination.

If the Extension Amendment Proposal is not approved, the Combination Period will still extend up to February 23, 2026, on a month-to-month basis and subject to the Sponsor depositing additional funds for each one-month extension into the Trust Account. Assuming the Extension Amendment Proposal is not approved, even though the Sponsor agrees to implement any additional Extensions for up to twelve times, if the Company fails to consummate an initial business combination by February 23, 2026, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding Public Shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, dissolve and liquidate, subject in each case to our obligations under applicable law to provide for claims of creditors and requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our rights, which will expire worthless in the event the Company winds up.

The Sponsor, officers and directors have waived their rights to liquidating distributions from the Trust Account with respect to their founder shares and private shares if we fail to complete our initial business combination prior to the end of the Combination Period. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account. If such funds are insufficient, our Sponsor has contractually agreed to advance us the funds necessary to complete such liquidation (currently anticipated to be no more than approximately $300,000) and has contractually agreed not to seek repayment for such expenses.

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If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, the Combination Period could be extended for up to eighteen times from the Original Termination Date (i.e., until August 23, 2026) by an additional one month each time which may be accomplished only if the Sponsor deposits additional funds for each one-month extension into the Trust Account.

You are not being asked to vote on a business combination at this time. If the Extension Amendment Proposal is approved and you do not elect to redeem your Public Shares, you will retain the right to vote on any proposed business combination when it is submitted to shareholders (provided that you are a shareholder on the Record Date for a meeting to consider a business combination) and the right to redeem your Public Shares for a pro rata portion of the Trust Account in the event such business combination is approved and completed or the Company has not consummated a business combination by the end of the Combination Period.

If the Extension Amendment Proposal is approved and implemented, the removal of the funds from the Trust Account in connection with the election to redeem the Public Shares (the “Election”) will reduce the amount held in the Trust Account following the Election. The Company cannot predict the amount that will remain in the Trust Account after such withdrawal if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a fraction of the amount of $53,622,021 (including interest but less the funds used to pay taxes) that was in the Trust Account as of March 31, 2025. In such event, the Company may require additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

Redemption Rights

If the Extension Amendment Proposal is approved, the Company will provide the Public Shareholders making the Election, the opportunity to receive, at the time the Extension Amendment Proposal becomes effective, and in exchange for the surrender of their shares, a pro rata portion of the funds available in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay taxes, less any income taxes owed on such funds but not yet paid. DT Cloud has provided that all holders of Public Shares, whether they vote for or against the Extension Amendment Proposal, or whether they were holders of DT Cloud ordinary shares on the Record Date or acquired such shares after such date, may elect to redeem their Public Shares into their pro rata portion of the Trust Account and should receive the funds shortly after the Extraordinary General Meeting. You will also be able to redeem your Public Shares in connection with any shareholder vote to approve a proposed business combination, or if the Company has not consummated a business combination within the Combination Period.

TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME ON APRIL 18, 2025 (TWO BUSINESS DAYS BEFORE THE SCHEDULED VOTE AT THE EXTRAORDINARY GENERAL MEETING). YOU WILL ONLY BE ENTITLED TO RECEIVE CASH IN CONNECTION WITH A REDEMPTION OF THESE SHARES IF YOU CONTINUE TO HOLD THEM UNTIL THE EFFECTIVE DATE OF THE EXTENSION AMENDMENT PROPOSAL AND THE TRUST AMENDMENT PROPOSAL AND ELECTION.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s Transfer Agent, at 1 State Street 30th Floor, New York, NY 10004-1561, at least two (2) business days prior to the vote for the Extension Amendment Proposal or to deliver your shares to the Transfer Agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to the vote at the Extraordinary General Meeting ensures that a redeeming holder’s Election is irrevocable once the Extension Amendment Proposal are approved. In furtherance of such irrevocable Election, shareholders making the Election will not be able to tender their shares after the vote at the Extraordinary General Meeting.

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Holders of Units must elect to separate the underlying Public Shares and Public Rights prior to exercising redemption rights with respect to the Public Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Public Shares and Public Rights, or if a holder holds Units registered in its own name, the holder must contact the Transfer Agent directly and instruct it to do so. Public Shareholders may elect to redeem all or a portion of their Public Shares regardless of whether they vote for or against the Extension Amendment Proposal and the Trust Amendment Proposal and regardless of whether they hold Public Shares on the Record Date.

Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the Transfer Agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s Transfer Agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The Transfer Agent will typically charge the tendering broker $45 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two (2) weeks to obtain physical certificates from the Transfer Agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two (2) weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote for the Extension Amendment Proposal will not be redeemed for a pro rata portion of the funds held in the Trust Account. In the event that a Public Shareholder tenders such holder’s shares and decides prior to the vote at the Extraordinary General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our Transfer Agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that our Transfer Agent return the shares (physically or electronically). You may make such request by contacting our Transfer Agent at the address listed above. In the event that a Public Shareholder tenders shares and the Extension Amendment Proposal is not approved or are abandoned, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Amendment Proposal will not be approved or will be abandoned. The Company anticipates that a Public Shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment Proposal. The Transfer Agent will hold the certificates of Public Shareholders that make the Election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, the Company will redeem each Public Share for a pro rata portion of the funds available in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay taxes, less any income taxes owed on such funds but not yet paid, calculated as of two (2) business days prior to the Extraordinary General Meeting. Based on the amount in the Trust Account as of March 31, 2025, this would amount to approximately $10.66 per share. The closing price of the Public Shares on the Nasdaq on April 2, 2025 was $10.72. The Company cannot assure Public Shareholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own such shares. You will be entitled to receive cash for such shares only if you properly demand redemption and tender your share certificate(s) to the Company’s Transfer Agent at least two (2) business days prior to the Extraordinary General Meeting. If the Extension Amendment Proposal is not approved or if they are abandoned, such shares will be returned promptly following the Extraordinary General Meeting as described above.

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Interests of DT Cloud’s Sponsor, Directors and Officers

When you consider the recommendation of the Board, you should keep in mind that the Sponsor, executive officers and members of the Board have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

●	The fact that the Sponsor holds 1,725,000 insider shares and 234,500 Private Placement Units that would expire worthless if a business combination is not consummated. The founder shares had an aggregate market value of approximately $18,492,000 based on the closing price for the Company’s Public Shares of $10.72 on the Nasdaq on April 2, 2025 and the Private Placement Units had an aggregate market value (assuming they have the same value per Unit as the Public Units) of $2,497,425 based on the closing price for the Public Units of $10.65 on the Nasdaq on April 2, 2025. In addition, certain director has a direct interest in the Sponsor;

●	Even if the trading price of our ordinary shares lost substantial value prior to the consummation of a business combination, due to the low amount of the initial investment in the Company made by the Sponsor, if an initial business combination is completed, the initial shareholders are likely to be able to make a substantial profit on their investment in us even if the ordinary shares has lost significant value. On the other hand, if the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and the Company liquidates without completing its initial business combination before February 23, 2026 (or an earlier date when the Sponsor does not deposit the monthly extension fee), the initial stockholders will lose their entire investment in us;

●	In order to finance transaction costs in connection with an intended initial business combination, the Sponsor, officers, directors or their affiliates may, but are not obligated to, loan us funds as may be required. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the Trust Account to repay such loaned amounts, but no proceeds from our Trust Account would be used for such repayment. Such loans would be evidenced by promissory notes. Such promissory notes would either be paid upon consummation of our initial business combination, without interest, or, at the lender’s discretion, up to $300,000 of the notes may be converted upon consummation of our business combination into additional Private Placement Units at a price of $10.00 per Unit;

●	The fact that the Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.05 per Public Share or 100.5% of the gross proceeds from the IPO and (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.05 per share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended;

●	All rights specified in the Amended and Restated Memorandum and Articles of Association relating to the right of officers and directors to be indemnified by the Company, and of the Company’s executive officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If a business combination is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions; and

●	All of the current members of the Board are expected to continue to serve as directors of the Company at least through the date of the Extraordinary General Meeting to vote on a proposed business combination and may even continue to serve following any potential business combination and receive compensation thereafter.

Additionally, if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and we consummate an initial business combination, the Sponsor, and our officers and directors may have additional interests as will be described in the proxy statement for the business combination.

The Company’s directors, executive officers, the Sponsor, and their respective affiliates have waived their redemption rights with respect to the Extension Amendment Proposal and the Trust Amendment Proposal and accordingly are not entitled to any Ordinary Shares held by them. In addition, DT Cloud’s directors, executive officers and their affiliates may choose to buy Units or ordinary shares of DT Cloud in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment Proposal and the Trust Amendment Proposal and elected to redeem their shares for a portion of the Trust Account. Any shares of DT Cloud held by the Sponsor and its affiliates will be voted in favor of the Extension Amendment Proposal and the Trust Amendment Proposal.

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Full text of the Resolution

The resolution to be put to the shareholders to consider and to vote upon at the Extraordinary General Meeting in relation to Extension Amendment Proposal is as follows:

“RESOLVED, as a special resolution that, the Amended and Restated Memorandum and Articles of Association of DT Cloud Acquisition Corporation shall be amended by deleting Article 37.8, 37.9(a)(ii) and 37.11(b)(ii)(A) in their entirety and replacing them with the following:

37.8

“The Company has until 9 months from the closing of the IPO to consummate a Business Combination, provided if the Company enter into a business combination agreement within 9 months after the closing of the IPO, the Company are entitled to an automatic 3 months extension and will have 12 months from the closing of the IPO to consummate the business combination (the Event), however that if the Board of Directors anticipates that the Company may not be able to consummate a Business Combination within 9 months or 12 months from the closing of the IPO (depending on the occurrence of the Event), the Company may, by Resolution of Directors, extend the period of time to consummate a Business Combination up to eighteen(18) times, each by an additional one month (for a total of up to 27 months or 30 months to complete a Business Combination, depending on the occurrence of the Event), subject to the Sponsor depositing additional funds into the Trust Account upon five days advice notice prior to the applicable deadline in accordance with terms as set out in the Trust Agreement and referred to in the Registration Statement. In the event that the Company does not consummate a Business Combination by 9 months or 12 months from the closing of the IPO (or 27 months or 30 months from the closing of the IPO, depending on the occurrence of the Event (subject in the latter case to valid one month extensions having been made in each case) or such later time as the Members of the Company may approve in accordance with these Articles, the Company shall:

(a) cease all operations except for the purpose of winding up;

(b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay income taxes, if any (less up to US$105,000 of interest to pay dissolution expenses), divided by the number of the Public Shares then in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the directors, liquidate and dissolve,

subject in each case, to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law. If the Company shall wind up for any other reason prior to the consummation of a Business Combination, the Company shall, as promptly as reasonably possible but not more than ten business days thereafter, follow the foregoing procedures set out in this Article 37.8 with respect to the liquidation of the Trust Account, subject to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law.”

37.9(a)(ii)	“redeem 100% of the Public Shares if the Company has not consummated an initial Business Combination within 9 months or 12 months from the closing of the IPO, depending on the occurrence of the Event (or 27 months or 30 months from the closing of the IPO, depending on the occurrence of the Event, pursuant to Article 37.8 (subject in the latter case to valid one month extensions having been made in each case); or”

37.11(b)(ii)(A)	“extend the time the Company has to consummate a Business Combination beyond 9 months or 12 months from the closing of the IPO (depending on the occurrence of the Event) or 27 months or 30 months from the closing of the IPO (depending on the occurrence of the Event) pursuant to Article 37.8 (subject in the latter case to valid one month extensions having been made in each case); or”

Required Vote

Approval of the Extension Amendment Proposal requires the affirmative vote of the holders of at least two-thirds of the Company’s ordinary shares issued and outstanding and entitled to vote and which are present (in person or by proxy) at the Extraordinary General Meeting and which voted on the Extension Amendment Proposal. Abstentions, which are not votes cast, will have no effect with respect to approval of this Proposal.

All of DT Cloud’s directors, executive officers and their affiliates are expected to vote any shares owned by them in favor of the Extension Amendment Proposal. On the Record Date, the Sponsor and the directors and executive officers of DT Cloud and their affiliates beneficially owned and were entitled to vote 1,959,500 ordinary shares of DT Cloud representing approximately 21.9% of DT Cloud’s issued and outstanding ordinary shares. As the Extension Amendment Proposal is not a “routine” matter, brokers will not be permitted to exercise discretionary voting on this proposal.

Recommendation

The Board recommends that you vote “FOR” the Extension Amendment Proposal.

Recommendation of the Board

The Board recommends that you vote “FOR” the Extension Amendment Proposal.

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PROPOSAL 2 — THE TRUST AMENDMENT PROPOSAL

On February 23, 2024, we consummated the initial public offering of 6,900,000 units, which includes the exercise in full by the underwriters of their over-allotment option to purchase up to an additional 900,000 units on February 21, 2024. In connection with the IPO, we entered into an Investment Management Trust Agreement, dated February 20, 2024 (the “Trust Agreement”), with Continental Stock Transfer& Trust Company, as trustee (“Trustee”).

We propose to amend the Trust Agreement in the form set forth in Annex B to this proxy statement to reflect the Extension Amendment Proposal if the Extension Amendment Proposal is approved. The Board has determined that it is in the best interests of our shareholders to approve both the Extension Amendment Proposal and the Trust Amendment Proposal to allow for additional time and opportunity to clear regulatory approvals and consummate the business combination, as well as to provide the Sponsor and its affiliates with more incentive to fund the monthly extension fee required for the Extensions that are required for the Company to complete an initial business combination as the Extension Amendment provides more certainty in advance for the Company to consummate the Business Combination.

Each of the Extension Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of the other.

See “Proposal 1—The Extension Amendment Proposal—Redemption Rights” for the details of your redemption rights.

Full text of the Resolution

The resolution to be put to the shareholders to consider and to vote upon at the Extraordinary General Meeting in relation to Trust Amendment Proposal is as follows:

“RESOLVED, as an ordinary resolution that, the proposed amendment to the Trust Agreement attached to the proxy statement as Annex B be confirmed, adopted, approved and ratified in all respects.”

Required Vote

Approval of the Trust Agreement Proposal requires the affirmative vote of the holders of a simple majority of the Company’s ordinary shares issued and outstanding and entitled to vote and which are present (in person or by proxy) at the Extraordinary General Meeting and which voted on the Trust Amendment Proposal. Abstentions, which are not votes cast, will have no effect with respect to approval of this Proposal.

Recommendation

The Board recommends that you vote “FOR” the Trust Amendment Proposal.

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PROPOSAL 3 — THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will request the chairman of the Extraordinary General Meeting (who has agreed to act accordingly) to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Amendment Proposal (Proposal 1) and the Trust Amendment Proposal (Proposal 2). If the adjournment proposal is not approved by our shareholders, it is agreed that the chairman of the Extraordinary General Meeting shall not adjourn the Extraordinary General Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve Proposal 1 and Proposal 2.

Full text of the Resolution

The resolution to be put to the shareholders to consider and to vote upon at the Extraordinary General Meeting in relation to Adjournment Proposal is as follows:

“RESOLVED, as an ordinary resolution that, the adjournment of the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal, to be determined by the chairman of the Extraordinary General Meeting be confirmed, adopted, approved and ratified in all respects.”

Required Vote

The affirmative vote of the holders of a simple majority of the Company’s ordinary shares present (in person or by proxy) and voting on the Adjournment Proposal at the Extraordinary General Meeting will be required to direct the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Proposal 1 and Proposal 2. Abstentions will have no effect with respect to approval of this Adjournment Proposal. As this proposal is not a “routine” matter, brokers will not be permitted to exercise discretionary voting on this proposal.

Recommendation

The Board recommends that you vote “FOR” the Adjournment Proposal.

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THE EXTRAORDINARY GENERAL MEETING

Date, Time and Place. The Extraordinary General Meeting of DT Cloud’s shareholders will be held at 10:00 a.m., Eastern Time on April 18, 2025 physically at the offices of Han Kun Law Offices LLP at 620 Fifth Avenue, 2nd Floor, Rockefeller Center, New York, NY 10020 or virtually at https://hankunlaw.zoom.us/j/89855655818?pwd=oOHb8fevXCNQ60w4ASMXc0oeaZvRbG.1.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting, if you owned DT Cloud ordinary shares at the close of business on March 31, 2025, the Record Date for the Extraordinary General Meeting. You will have one (1) vote per proposal for each DT Cloud ordinary share you owned at that time. DT Cloud rights do not carry voting rights.

Votes Required. The affirmative vote of the holders of at least two-thirds of the Company’s ordinary shares issued and outstanding and entitled to vote which are present (in person or by proxy) at the Extraordinary General Meeting and which vote on the Extension Amendment Proposal (Proposal 1) will be required to approve this proposal. Abstentions, which are not votes cast, will have no effect with respect to approval of this proposal.

The affirmative vote of the holders of a simple majority of the Company’s ordinary shares issued and outstanding and entitled to vote which are present (in person or by proxy) at the Extraordinary General Meeting and which vote on the Trust Amendment Proposal (Proposal 2) will be required to approve this proposal. Abstentions, which are not votes cast, will have no effect with respect to approval of this proposal.

The affirmative vote of the holders of a simple majority of the Company’s ordinary shares issued and outstanding and entitled to vote which are present (in person or by proxy) at the Extraordinary General Meeting and which vote on the Adjournment Proposal (Proposal 3) will be required to approve this proposal. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes for, or otherwise in connection with, the approval of the other proposals at the Extraordinary General Meeting. Abstentions, which are not votes cast, will have no effect with respect to approval of this proposal.

As none of the proposals are “routine” matters, brokers will not be permitted to exercise discretionary voting on Proposal 1, Proposal 2 and Proposal 3.

At the close of business on the Record Date, there were 6,855,002 issued and outstanding ordinary shares of DT Cloud each of which entitles its holder to cast one (1) vote per proposal.

If you do not want the Extension Amendment Proposal and the Trust Amendment Proposal approved, you should vote against such proposals. If you want to obtain your pro rata portion of the Trust Account in the event the Extension Amendment is implemented, you must timely demand redemption of your shares, which shall be at least two (2) business days prior to the Extraordinary General Meeting.

Voting Your Shares — Shareholders of Record

If you are shareholder of record, you may vote by mail, Internet, email. Your one or more proxy cards show the number of Ordinary Shares that you own.

Voting by Mail. You can vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Extraordinary General Meeting in the manner you indicate. If you sign and return the proxy card but do not give instructions on how to vote your shares, your Ordinary Shares will be voted as recommended by the Board. The Board recommends voting “FOR” the Extension Amendment Proposal, “FOR” the Trust Amendment Proposal, and “FOR” the Adjournment Proposal.

Voting by Internet. Shareholders who have received a copy of the proxy card by mail may be able to vote over the Internet by visiting the web address on the proxy card and entering the voter control number included on your proxy card.

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Voting by Email. If available, you may vote by email by following the instructions provided on the proxy card.

You can also vote your shares in person by attending the Extraordinary Meeting and voting in person.

Voting Your Shares — Beneficial Owners

If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from DT Cloud. Simply complete and mail the proxy card or voting information form to ensure that your vote is counted. You also may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms offer Internet and telephone voting. If your bank or brokerage firm does not offer Internet or telephone voting information, please complete and return your proxy card or voting information form in the self-addressed, postage-paid envelope provided. Shareholders who hold their shares in “street name” must either direct the record holder of their shares to vote their share or obtain a legal proxy from the record holder to vote their shares at the Extraordinary General Meeting. To vote yourself at the Extraordinary General Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a legal proxy form.

Revocability of Proxies. Any proxy may be revoked by the person giving it at any time before the polls close at the Extraordinary General Meeting. A proxy may be revoked by filing with the Corporate Secretary, at 30 Orange Street, London, United Kingdom, WC2H 7HF – Secretary, either a written notice of revocation bearing a date later than the date of such proxy or a subsequent proxy relating to the same shares or by attending the Extraordinary General Meeting and voting in person. Simply attending the Extraordinary General Meeting will not constitute a revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Other Business. The Company is not currently aware of any business to be acted upon at the Extraordinary General Meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Extraordinary General Meeting and with respect to any other matters which may properly come before the Extraordinary General Meeting. If other matters do properly come before the Extraordinary General Meeting, or at any adjournment(s) of the Extraordinary General Meeting, the Company expects that the ordinary shares represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of the Board.

Principal Executive Offices. Our principal executive offices are located at 30 Orange Street, London, United Kingdom, WC2H 7HF. Our telephone number at such address is +44-7918725316.

Proxies; Board Solicitation. Your proxy is being solicited by the Board on the proposal to approve the proposals being presented to shareholders at the Extraordinary General Meeting. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Extraordinary General Meeting.

We have retained Advantage Proxy to assist us in soliciting proxies. If you have questions about how to vote or direct a vote in respect of your shares, you may contact Advantage Proxy at (877) 870-8565 (toll free). The Company has agreed to pay Advantage Proxy a fee of $7,500 and expenses, for its services in connection with the Extraordinary General Meeting.

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MANAGEMENT

Directors and Executive Officers

Our current directors and officers are listed below.

Name	Age	Title
Shaoke Li	40	Chairperson of the Board of Directors, Director and Chief Executive Officer
Guojian Chen	32	Chief Financial Officer and Director
Michael David Osowski	53	Independent Director
Olivia Wenxi He	45	Independent Director
Thomas Trent Stout	46	Independent Director

Shaoke Li. Mr. Li is our Chief Executive Officer, Director and Chairperson of the Board of Directors. Mr. Li has over 11 years of experience in international trade and investment. From October 2017 to August 2022, Mr. Li served as the secretary to the board of director and head of investor relations of Canaan Inc.(Nasdaq: CAN), a company which provide semiconductor solutions. From November 2016 to July 2017, Mr. Li served as a partner of Zhejiang Yinxinggu Capital, an investment fund. From February 2015 to October 2016, Mr. Li served as the legal representative and vice general manager of investment at Yifang Investment Co., Ltd., an investment company. From March 2014 to October 2016, Mr. Li served as the director of capital markets department at Yifang (Shanghai) Commercial Factoring Co., Ltd. Mr. Li obtained a bachelor’s degree in accountancy from the Concordia University in Canada in 2008. We believe that Mr. Li is qualified to serve on our board of directors based on his solid experience in the international trade and investment industries.

Guojian Chen. Mr. Chen is our Chief Financial Officer and Director. Since March 2021, Mr. Chen has been the chief financial officer and director of Alpha Star Acquisition Corporation (Nasdaq: ALSA), a blank check company. Since May 2020, Mr. Chen has been the secretary of the board of directors of Board of Beijing ChinaReel Art Exchange Inc., a leading copyright operator focusing on high-quality video content. From February 2021 to December 2022, Mr. Chen was an independent director of Venus Acquisition Corporation (Nasdaq: Vena), previously a blank check company, now known as MicroAlgo Inc. (Nasdaq: MLGO). From May 2019 to May 2020, Mr. Chen served as a director of Beijing Zhongqixinhe Enterprise Management Consulting Co., Ltd., a financial advisory firm with focuses on financial, real estate and TMT industry. From July 2018 to May 2019, Mr. Chen served as an analyst of Zhongrong Huitong Investment Fund Management (Zhuhai) Co., Ltd, an investment fund. Mr. Chen received his Bachelor of Management degree from Renmin University of China in 2015, and Master of Finance from the University of Chinese Academy of Sciences in June 2018. We believe that Mr. Chen is qualified to serve on our board of directors based on his solid experience in the business and finance industry.

Michael David Osowski. Mr. Osowski is our Independent Director. Since January 2022, Mr. Osowski has been serving in a strategic business development role with Priority Power Management, LLC, an energy management and consulting services firm focused on energy supply, information, and demand management. From May 2015 to January 2022, Mr. Osowski served as the president and the chief executive officer of Trident Operating Company, LLC, a company which operates various companies in multiple industries including energy, food services, and sporting events. Mr. Osowski has been serving as a board member of Texas Hydrogen Alliance, the Warrior Health Foundation and Houston Constable Precinct One since 2022, 2020 and 2021, respectively. Mr. Osowski obtained a bachelor’s degree in communication from Ohio University in 1993. We believe that Mr. Osowski is qualified to serve on our board of directors based on his solid experience in holding various management positions.

Olivia Wenxi He. Ms. He is our Independent Director. Ms. He has over 15 years of experience in the investment banking industry. Since June 2021, Ms. He serves as the chief financial officer of Metal Sky Star Acquisition Corporation (Nasdaq: MSSA), a special purpose acquisition company. Since February 2019, Ms. He serves as chief investment officer at KX Power Limited, an asset management company based in London, specializing in the development and management of renewable energy and power generation assets. From January 2010 to January 2018, Ms. He served as the managing director and global head of Commodity Exchange Traded Products at Bank of America Merrill Lynch, an investment bank. Ms. He holds master’s degrees in both Mathematical Finance and Engineering from University of Toronto, and a bachelor’s degree in engineering from Tongji University. Ms. He holds Chartered Financial Analyst Level 2. We believe that Ms. He is qualified to serve on our board of directors based on her solid experience in the investment banking industry.

Thomas Trent Stout. Mr. Stout is our Independent Director. Since July 2020, Mr. Stout has been the senior managing director and the head of blockchain of Priority Power Management, LLC, an energy management and consulting services firm focused on energy supply, information, and demand management. Since July 2020, Mr. Stout has been a partner, president and a senior advisory team member of KX Power Limited, an asset management company based in London. From January 2017 to June 2020, Mr. Stout served as a founder and principal of PowerLink Partners, LLC, an investment vehicle and consulting firm focused on the energy industry. From April 2012 to December 2016, Mr. Stout served as a managing director and a head of global commodity index & products of Bank of America Corporation (NYSE: BAC) in Houston and London, a multinational investment bank and financial services holding company. He obtained a master’s degree in business administration from the University of Chicago, and a bachelor’s degree in business administration from Texas Christian University, in 2004 and 2000, respectively. We believe that Mr. Stout is qualified to serve on our board of directors based on his solid experience in the investment banking and asset management industries.

22

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth certain information regarding the beneficial ownership of DT Cloud’s ordinary shares as of the Record Date by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares;

●	each of our current officers and directors; and

●	all current officers and directors as a group.

As of the date of this proxy statement, there were 8,963,000 ordinary shares issued and outstanding. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Approximate Percentage of Outstanding Shares
DT Cloud Capital Corp. (the Sponsor) (2)	1,959,500	21.9%
Shaoke Li(3)	—	—
Guojian Chen(4)	—	—
Michael David Osowski(4)	—	—
Olivia Wenxi He(4)	—	—
Thomas Trent Stout(4)	—	—
All directors and executive officers (five individuals) as a group	—	—
Infinity-Star Holdings Limited(5)	—	—
Ip Ping Ki(6)	—	—
All initial shareholders as a group	—	—

(1)	Unless otherwise indicated, the business address of each of the individuals is c/o DT Cloud Acquisition Corporation, 30 Orange Street, London, United Kingdom, WC2H 7HF.
(2)	Represents shares held by DT Cloud Capital Corp., the Sponsor. The address of the Sponsor is Ritter House, Wickhams Cay II, PO Box 3170, Road Town, Tortola VG1110, British Virgin Islands.
(3)	Such individual holds a direct interest in the Sponsor. Such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.
(4)	Such individual does not beneficially own any of our ordinary shares.
(5)	Infinity-Star Holdings Limited holds 20% of the outstanding shares of DT Cloud Capital Corp.
(6)	Mr. Ip Ping Ki holds 80% of the outstanding shares of DT Cloud Capital Corp.

23

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

Pursuant to the rules of the SEC, DT Cloud and its agents that deliver communications to its shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of DT Cloud’s proxy statement. Upon written or oral request, DT Cloud will deliver a separate copy of the proxy statement to any shareholder at a shared address who wishes to receive separate copies of such documents in the future. Shareholders receiving multiple copies of such documents may likewise request that DT Cloud deliver single copies of such documents in the future. Shareholders may notify DT Cloud of their requests by calling or writing DT Cloud at its principal executive offices at 30 Orange Street, London, United Kingdom, WC2H 7HF, +44-7918725316.

24

WHERE YOU CAN FIND MORE INFORMATION

DT Cloud files annual, quarterly and current reports, proxy statements and other information with the SEC as required by the Exchange Act. DT Cloud files its reports, proxy statements and other information electronically with the SEC. You may access information on DT Cloud at the SEC website at http://www.sec.gov.

This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

You may obtain this additional information, or additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Proposals by contacting us at the following address and telephone number:

DT Cloud Acquisition Corporation

30 Orange Street,

London, United Kingdom, WC2H 7HF,

+44-7918725316

In order to receive timely delivery of the documents in advance of the Extraordinary General Meeting, you must make your request for information no later than April 11, 2025 (one week before the date of the Extraordinary General Meeting).

25

ANNEX A

PROPOSED AMENDMENT TO THE AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION

The Amended and Restated Memorandum and Articles of Association of DT Cloud Acquisition Corporation shall be amended by deleting Article 37.8, 37.9(a)(ii) and 37.11(b)(ii)(A) in their entirety and replacing them with the following:

37.8

“The Company has until 9 months from the closing of the IPO to consummate a Business Combination, provided if the Company enter into a business combination agreement within 9 months after the closing of the IPO, the Company are entitled to an automatic 3 months extension and will have 12 months from the closing of the IPO to consummate the business combination (the Event), however that if the Board of Directors anticipates that the Company may not be able to consummate a Business Combination within 9 months or 12 months from the closing of the IPO (depending on the occurrence of the Event), the Company may, by Resolution of Directors, extend the period of time to consummate a Business Combination up to eighteen(18) times, each by an additional one month (for a total of up to 27 months or 30 months to complete a Business Combination, depending on the occurrence of the Event), subject to the Sponsor depositing additional funds into the Trust Account upon five days advice notice prior to the applicable deadline in accordance with terms as set out in the Trust Agreement and referred to in the Registration Statement. In the event that the Company does not consummate a Business Combination by 9 months or 12 months from the closing of the IPO (or 27 months or 30 months from the closing of the IPO, depending on the occurrence of the Event (subject in the latter case to valid one month extensions having been made in each case) or such later time as the Members of the Company may approve in accordance with these Articles, the Company shall:

(a) cease all operations except for the purpose of winding up;

(b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay income taxes, if any (less up to US$105,000 of interest to pay dissolution expenses), divided by the number of the Public Shares then in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the directors, liquidate and dissolve,

subject in each case, to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law. If the Company shall wind up for any other reason prior to the consummation of a Business Combination, the Company shall, as promptly as reasonably possible but not more than ten business days thereafter, follow the foregoing procedures set out in this Article 37.8 with respect to the liquidation of the Trust Account, subject to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law.”

37.9(a)(ii)	“redeem 100% of the Public Shares if the Company has not consummated an initial Business Combination within 9 months or 12 months from the closing of the IPO, depending on the occurrence of the Event (or 27 months or 30 months from the closing of the IPO, depending on the occurrence of the Event, pursuant to Article 37.8 (subject in the latter case to valid one month extensions having been made in each case); or”

37.11(b)(ii)(A)	“extend the time the Company has to consummate a Business Combination beyond 9 months or 12 months from the closing of the IPO (depending on the occurrence of the Event) or 27 months or 30 months from the closing of the IPO (depending on the occurrence of the Event) pursuant to Article 37.8 (subject in the latter case to valid one month extensions having been made in each case); or”

ANNEX B

PROPOSED AMENDMENT TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment (this “Amendment”), dated as of _____, 2025, to the Investment Management Trust Agreement (as defined below) is made by and between DT Cloud Acquisition Corporation (the “Company”) and Continental Stock Transfer & Trust Company, as trustee (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement dated as of February 20, 2024 (the “Trust Agreement”);

WHEREAS, at a Shareholders Meeting of the Company held on April 18, 2025, the Company’s shareholders approved a proposal to amend the Trust Agreement to reflect the Company’s shareholder approval of the Extension Amendment (as defined therein).

NOW THEREFORE, IT IS AGREED:

1. Preamble. The third WHEREAS clause in the preamble of the Trust Agreement is hereby amended and restated to read as follows:

“WHEREAS, if a Business Combination is not consummated within the initial 9-month period following the closing of the IPO, the Company’s insiders may extend such period eighteen times by an additional one-month period each time, up to a maximum of 27 months in the aggregate, by depositing $180,000 (or $207,000 if the Underwriters’ over-allotment option is exercised in full, or in any case, $0.03 per public share) into the Trust Account (as defined below) prior to the applicable monthly deadline (each, an “Applicable Deadline”), as applicable, for each one-month extension (each, an “Extension”), in exchange for which they will receive promissory notes. However, if the Company enters into a business combination agreement within 9 months following the closing of the IPO, The Company is entitled to an automatic 3-month extension. As a result, the Company will have 12 months (or up to a maximum of 30 months in the aggregate) following the closing of the IPO to consummate an initial Business Combination; and”

2. The defined term of “Trust Agreement” in the Trust Agreement shall mean that certain Investment Management Trust Agreement dated February 20, 2024, between DT Cloud Acquisition Corporation and Continental Stock Transfer & Trust Company, as amended by this Amendment to Investment Management Trust Agreement dated , 2025.

3. Section 1(i) is hereby amended and restated to read as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after receipt of, and only in accordance with, the terms of a letter (“Termination Letter”), in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, signed on behalf of the Company by its President, Chief Executive Officer or Chairman of the Board and Secretary or Assistant Secretary and, in the case of a Termination Letter in a form substantially similar to that attached hereto as Exhibit A, acknowledged and agreed to by Brookline, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account only as directed in the Termination Letter and the other documents referred to therein; provided, however, that in the event that a Termination Letter has not been received by the Trustee by the 9-month anniversary of the closing of the IPO (“Closing”) or, in the event that the Company extended the time to complete the Business Combination for up to 27 months from the closing of the IPO but has not completed the Business Combination within the applicable monthly anniversary of the Closing, (“Last Date”), the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B hereto and distributed to the Public Shareholders as of the Last Date. However, if the Company enters into a business combination agreement within 9 months following the closing of the IPO, The Company is entitled to an automatic 3-month extension. As a result, the Company will have 12 months (or up to 30 months from the closing of the IPO) following the closing of the IPO to consummate an initial Business Combination.”

4. The Exhibit D of the Trust Agreement is hereby amended and restated to read as follows:

DT CLOUD ACQUISITION CORPORATION

[Insert date]

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, NY 10004-1561

Attn: Francis Wolf and Celeste Gonzalez

Re:	Trust Account - Extension Letter

Dear Mr. Wolf and Ms. Gonzalez:

Pursuant to Section 1(l) of the Investment Management Trust Agreement between DT Cloud Acquisition Corporation (“Company”) and Continental Stock Transfer & Trust Company, dated as of February 20, 2024 and amended on , 2025 (“Trust Agreement”), this is to advise you that the Company is extending the time available in order to consummate a Business Combination with the Target Businesses for an additional one (1) month, from _______ to _________ (the “Extension”).

This Extension Letter shall serve as the notice required with respect to Extension prior to the Applicable Deadline. Capitalized words used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to deposit $180,000 (or $207,000 if the underwriters’ over-allotment option was exercised in full, or in any case, $0.03 per public share), which will be wired to you, into the Trust Account investments upon receipt.

This is the ____ of up to fifteen Extension Letters.

Very truly yours,

DT CLOUD ACQUISITION CORPORATION

By:
Name:	Shaoke Li
Title:	Chief Executive Officer

4. All other provisions of the Trust Agreement shall remain unaffected by the terms hereof.

5. This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature shall be deemed to be an original signature for purposes of this Amendment.

6. This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 7(c) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

7. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

IN WITNESS WHEREOF, the parties have duly executed this First Amendment to the Investment Management Trust Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:
Name:
Title:

DT Cloud Acquisition Corporation

By:
Name:	Shaoke Li
Title:	Chief Executive Officer

PROXY

DT CLOUD ACQUISITION CORPORATION

30 Orange Street

London, United Kingdom, WC2H 7HF

+44-7918725316

EXTRAORDINARY MEETING OF SHAREHOLDERS

APRIL 18, 2025

YOUR VOTE IS IMPORTANT

FOLD AND DETACH HERE

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 18, 2025

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated April 4, 2025, in connection with the Extraordinary General Meeting and at any adjournments thereof (the “Extraordinary General Meeting”) to be held at 10:00 a.m. Eastern Time on April 18, 2025 physically at the offices of Han Kun Law Offices LLP at 620 Fifth Avenue, 2nd Floor, Rockefeller Center, New York, NY 10020 or virtually at https://hankunlaw.zoom.us/j/89855655818?pwd=oOHb8fevXCNQ60w4ASMXc0oeaZvRbG.1 and hereby appoints Shaoke Li as proxy of the undersigned, with full power to appoint his substitute, and hereby authorizes him to represent and to vote all ordinary shares of DT Cloud Acquisition Corporation (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Extraordinary General Meeting with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, 2 and 3.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1, 2 and 3.

PROPOSAL 1: Extension Amendment Proposal.

To approve the proposed amendment to the Amended and Restated Memorandum and Articles of Association attached to the proxy statement as Annex A to reflect the Extension Amendment, which extends the maximum period the Company may extend the period of time to consummate a Business Combination, on a month-to-month basis and subject to the sponsor (the “Sponsor”) depositing additional funds for each one-month extension into the trust account (the “Trust Account”), from up to fifteen times (i.e., until May 23, 2026) to up to eighteen times (i.e., until August 23, 2026).

For	Against	Abstain
☐	☐	☐

PROPOSAL 2: Trust Amendment Proposal.

To approve the proposed amendment to the Trust Agreement attached to the proxy statement as Annex B to reflect the Extension Amendment Proposal.

For	Against	Abstain
☐	☐	☐

PROPOSAL 3: Adjournment Proposal

To direct the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve Proposal 1 and Proposal 2.

For	Against	Abstain
☐	☐	☐

Please indicate if you intend to attend this Meeting ☐ YES ☐ NO

Signature of Shareholder:

Date:

Name shares held in (Please print):	Account Number (if any):

No. of Shares Entitled to Vote:	Stock Certificate Number(s):

Note:	Please sign exactly as your name or names appear in the Company’s stock transfer books. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.

If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.

If the signer is a partnership, please sign in partnership name by authorized person.

Please provide any change of address information in the spaces below in order that we may update our records:

Address:

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS SET FORTH IN PROPOSALS 1, 2 AND 3 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE EXTRAORDINARY GENERAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.